**CONFIDENTIAL- WITHOUT PREJUDICE-NOT TO BE USED IN LITIGATION**

SUBSCRIPTION AND RELEASE AGREEMENT

This Subscription and Release Agreement (the “Agreement”) is provided to _______________________________ (sometimes referred to herein as the “Investor” or “you” or “your”), as record owner of shares of common stock, par value $.001 per share (the “Common Stock”) and Redeemable Common Stock Purchase Warrants exercisable at $2.00 per share (as amended from time to time, the “Warrants”) of China Broadband, Inc., f/k/a Alpha Nutra, Inc., a Nevada corporation (the “Company”).

BACKGROUND

As a result of a series of negotiations on behalf of the Company, its principals and advisors, a series of events have occurred which are more fully described in a Confidential Investor Update (the “Investor Letter”), dated as of January 31, 2008 and in various Current Reports on Form 8-K filed with the Securities and Exchange Commission. As a result of the foregoing, the Company has agreed to a modification of your Warrant so as to extend the expiration date of your warrant from March 24, 2009, the current expiration date, to January 11, 2013, the Closing date of a recent convertible Note Financing, in return for the release by you of any claims relating to the Company, its management and certain affiliates and consultants. A copy of the form of Warrant Amendment is annexed hereto as Exhibit A (the “Warrant Amendment”). You should not complete or execute this Agreement without first carefully reviewing this Agreement and all of the reports of the Company filed via EDGAR with the Securities and Exchange Commission to date (the “Reports”) the provisions of which (including, without limitation, risks and disclosure relating to forward looking statements) are incorporated herein.

The Warrant Amendment described below is being offered for sale pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act") and in particular, Regulation D. The term “Securities” shall be deemed to include both the Warrant Amendment and the shares of Common Stock issuable upon exercise of the Warrant.

1. Warrants. The Investor hereby acknowledges its or his ownership of Warrants to Purchase _____________ shares of Common Stock as represented by Warrant Certificate No. A-_____. In exchange for the releases provided hereby, Investor hereby accepts and acquires the Warrant Amendment.

2.  Releases of Investor

2.1   Investor Releases. The Investor, for itself, its owners, and past and present affiliates and assigns (collectively, “Investor Parties”) hereby forever RELEASES AND DISCHARGES the Company, WestPark Capital, Inc., Wellfleet Partners, Inc., Chardan Capital Markets, LLC, Stephen P. Cherner, Maxim Financial Corporation, BCGU, LLC, Jaguar Acquisition Corporation, China Cablecom Holdings, Ltd., China Cablecom, Ltd., and each of their respective past and present officers, directors, employees, shareholders, managers, members, partners, consultants, attorneys, accountants, auditors, successors and assigns in any capacity (collectively, “Released Parties”) of and from all actions, causes of action, suits, debts, sums of money, claims for breaches of contract fiduciary duties or conflicts of interest, claims for violations of securities laws or regulations, compensation, covenants, controversies, agreements, trespasses, damages (compensatory, consequential, liquidated, special, punitive or otherwise), judgments, executions, and demands (including attorneys’ fees and costs) of any nature whatsoever, in law, admiralty or equity, against the Released Parties that the Investor Parties ever had, now have or hereafter can, shall or may have, whether known or unknown, for, upon, or by reason of any matter.

2.2 The Investor Parties further agree not to institute, instigate, urge, support, encourage, voluntarily participate in or profit from any lawsuit, complaint or other action or proceeding of any kind relating to any matter to which this General Release pertains.

2.3 With respect to any and all released claims, the Investor stipulates and agrees that it/he/they expressly waive the provisions, rights and benefits of California Civil Code §1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Investor Parties expressly waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. The Investor Parties may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the released claims, but the Investor Parties have fully, finally, and forever settled and released any and all released claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Investor Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the contract of which this release is a part.

2.4 Reliance on Professional Advice. Investor represents and warrants that it/he/she: (a) has carefully read this Agreement, knows the contents thereof and has had an opportunity to review the same with its legal counsel and professional tax advisors prior to execution of this Agreement, and is executing the same freely and voluntarily; (b) fully understands the legal an tax ramifications of the terms and provisions of this Agreement; (c) has not relied upon any representation or statement not contained in this Agreement or in the Reports or that it has otherwise received in writing from the Company; and (d) is aware that it or his respective attorneys may hereafter discover facts different from or in addition to the facts that they now know or believe to be true but that its intention is to fully and finally release the Released Parties.

3. Securities Representations and Warranties of Investor Under Regulation D. The offer and sale of the Securities hereby is being made by the Company in reliance on exemptions from the registration requirements of the Securities Act. Accordingly, each Investor hereby represents, warrants and covenants with the Company as follows:

3.1 Accredited Investor. The Investor is either an “Accredited Investor”, as such term is defined in Rule 501 of Regulation D of the Securities Act.

3.2 Legal Power. Each Investor has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Investor is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to grant the releases sought herein and to acquire and accept the Warrant Amendment, and to carry out and perform its obligations under this Agreement.

3.2 Due Execution. This Agreement has been duly authorized, if such Investor is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Investor, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Investor.

3.3 Access to Information. Investor has reviewed this Agreement and the Reports. Each Investor represents that such Investor has been given full and complete access to the Company and to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Warrant Amendment herein which have been requested by Investor or its advisors. Investor represents that such Investor has been afforded the opportunity to ask questions of, and has inquired with, the officers of the Company and its representatives regarding its business prospects and the Securities, all as such Investor or such Investor’s qualified representative have found necessary to make an informed investment decision to enter into this Agreement and/or acquire the Securities. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties contained herein.

3.4 Restricted Securities.

3.4.1 Each Investor has been advised that the Securities have not been registered under the Securities Act or any other applicable securities laws and that Warrant Amendment (and, upon exercise of the Warrant as so amended, the shares underlying the Warrants) is being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on such Investor representations as contained herein. Each Investor acknowledges that the Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

3.4.2 Each Investor represents that such Investor is acquiring the Securities for such Investor’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

3.4.3 Each Investor understands and acknowledges that the Warrant Amendment when issued and, upon exercise of the Warrants the Warrant Shares, will bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

3.4.4 Each Investor acknowledges that an investment in the Securities is not liquid and is transferable only under limited conditions. Each Investor acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

3.5 Investor Sophistication and Ability to Bear Risk of Loss. Each Investor acknowledges that it is able to protect its interests in connection with the acquisition of the Warrant Amendment and entry into this Agreement and can bear the economic risk of investment in such securities without producing a material adverse change in such Investor’s financial condition. Each Investor, either alone or with such Investor’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of entry into this Agreement and an investment in the Warrant Amendment.

3.6 Preexisting Relationship. Each Investor has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons, or WestPark Capital, Inc. (as defined herein).

3.7 Purchases by Groups. Each Investor represents, warrants and covenants that it is not entering into this Agreement or acquiring the Warrant Amendment as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

4. Miscellaneous

4.1  All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned, at the address set forth on the signature page hereto, and to the Company at the address of the Company on the cover page of the most recent Report at the time of giving notice.

4.2 This Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and wholly performed in that state. Any subsequent action to enforce the terms of this Agreement may be brought in any State or Federal court located in Manhattan, New York, and, if any such action is brought in a State or Federal Court located in Manhattan, New York, no Party shall dispute that such court is the proper venue for the action or that the Party is subject to personal jurisdiction in such court for purposes of the action.

4.3.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be changed, modified or amended except by a written instrument signed by the Party to be charged with such change, modification or amendment.

4.4 This Agreement is not transferable or assignable by the Investor.

4.5 All references in this Agreement to the "Investor" shall include all parties (other than the Company) who execute this Agreement. If the Investor is a corporation, partnership, trust or two or more individuals purchasing jointly, note the specific instructions for the Certificate of Signatory at the end hereof. Please date and sign the certificate.

4.6 Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

4.7 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement may executed and deemed binding when executed and delivered by facsimile or electronic copy of the actual executed Agreement (such as Adobe, efax or similar copying and transmitting software).

4.8 This Agreement shall be binding on the Parties hereto and their respective predecessors, successors, assigns, parents, subsidiaries, affiliates, divisions, groups and present and former officers, directors, securityholders, and employees.

[Signature Pages Follow]

SIGNATURE PAGE TO SUBSCRIPTION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

INVESTOR

(By Counterpart Form - See Investor Signature
Pages That Follow)

COMPANY

CHINA BROADBAND, INC.
(By Execution of Acceptance Page following
Certificate of Signatory)

INVESTOR SIGNATURE PAGE TO SUBSCRIPTION AND RELEASE AGREEMENT
(For Individuals)

This Release and Warrant Modification Agreement (including the Questionnaire) is hereby executed and entered into by the below Investor.

Witness (signature)	Signature (Individual)

Witness (print name)	Name (Print)

Street address

Witness (signature)
City, State and Zip Code

Witness (print name)	( )
Telephone Number

Date

Number of Warrants Held:

Warrant Number: A-

INVESTOR SIGNATURE PAGE TO SUBSCRIPTION AND RELEASE AGREEMENT
(for Corporation, Partnership, Trust or Other Entities)
This Release and Warrant Modification Agreement is hereby executed and entered into by the below Investor:

Witness (signature)	Name of Entity*

Witness (print name)	Type of Entity (i.e., corporation, partnership, etc.)

State of Formation of Entity

Witness (signature)
Name of Signatory Typed or Printed

Witness (print name)	Its:
Title

Date

Address to Which Correspondence Should Be Directed

c/o Name

Street Address

( )
Telephone Number

*If this Agreement is being entered into by an entity, the Certificate of Signatory that follows must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Agreement is being executed by an entity

I,__________________________________, am the___________________________of                     (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription and Release Agreement (the “Agreement”) relating to the releases granted by the Entity and acquisition of a Warrant Amendment of China Broadband Inc. The Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of _________, 2008.

Signature

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AND RELEASE AGREEMENT
of
CHINA BROADBAND, INC.

The foregoing Subscription and Release Agreement of ______________________________ with respect to releases granted by such Investor and issuance of a Warrant Amendment to such Investor with respect to _____________ warrants held by such Investor, is hereby AGREED AND ACCEPTED:

CHINA BROADBAND, INC.
f/k/a Alpha Nutra, Inc.

By:
Name:
Title:

Date: _____________________, 200_

Form of Warrant Amendment - Exhibit A

AMENDMENT TO REDEEMABLE COMMON STOCK PURCHASE WARRANT

This Amendment Agreement (the “Amendment”), dated as of ______, 2008, amends that certain Redeemable Common Stock Purchase Warrant, certificate No. 2007-A- _____ (the “Warrant”) of China Broadband, Inc., f/k/a Alpha Nutra, Inc., a Nevada corporation (the “Company”), issued in the name of ___________________________________ (the “Holder”) for the purchase of up to _______________ shares of common stock, par value $.001 per share of the Company at $2.00 per share. All Capitalized terms not otherwise defined herein shall have the meanings set forth in the Warrant.

R E C I T A L S

WHEREAS, the Holder owns the Warrant and has received, reviewed and executed the Subscription and Release Agreement (the “Subscription Agreement”) between the Company and Holder; and

WHEREAS, the Holder agrees to the terms of the Subscription Agreement and desires to extend the exercisability term of the Warrants from March 24, 2009 to January 11, 2013, as set forth herein.

NOW, THEREFORE, based on the mutual premesis and consideration of the parties, the receipt and sufficiency of which is hereby approved, Company hereby agrees as follows:

1. The term “Expiration Date”, as is currently defined in the Warrant is, and all references thereto are, hereby modified and amended to be and read January 11, 2013.

2.  Section 1.8(a) of the Warrant is hereby amended and restated to be and read as follows:
“1.8 Company’s Right to Call.

(a) Subject to the provisions of clauses 1.8(b) below, in the event that: (A) the Fair Market Value equals or exceeds 125% of the then applicable exercise price of this Warrant (the “Trigger Price”) and (B) the minimum daily trading volume of the Common Stock is not less than 25,000 shares, each for a period of ten 10 consecutive trading days immediately prior to such notice, then the Company, upon no less than twenty (20) business days’ prior written notice (the “Notice Period”), may call this Warrant in whole or in part with respect to up to 100% of the shares of Common Stock then purchasable pursuant to this Warrant at a redemption price equal to $.10 per share which right shall be exercisable by the Company commencing on March 24, 2008 and continuing through the Expiration Date. Notice by the Company of redemption may be made no more than fifteen (15) days after the end of the ten (10) day determination period. Notwithstanding any such notice by the Company, the Holder shall have the right to exercise this Warrant prior to the end of the Notice Period.”

IN WITNESS WHEREOF, the Company and Holder have executed this Amendment as of the date first written above.

CHINA BROADBAND, INC.

By:________________________
Name:
Title:

HOLDER:
____________________________
(Print Name)
____________________________
(Signature)
____________________________
(Title, if Holder is an Entity)
Warrant No: 2007-A-__________

_____________________________
Number of Warrants